$110,000.00	September13, 2016

PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned, TRITON EMISSION SOLUTIONS INC. (formerly known as "Poly Shield Technologies Inc."), a Delaware corporation with an address located at 151 San Francisco Street, Suite 201, San Juan, Puerto Rico 00901 ("Borrower"), hereby promises to pay to KF BUSINESS VENTURES, LP, and/or its affiliated nominee or other permitted assignee ("Lender" or "Note Holder" used interchangeably), the principal sum of up to One Hundred Ten Thousand Dollars ($110,000.00), or so much thereof as may be advanced from time to time by Lender in its sole and absolute discretion (the "Principal Amount"), in lawful money of the United States of America. Payments of the Principal Amount and interest shall be made to Lender by Borrower at the address at the record of Lender, or at such other place as may be designated in writing by the Note Holder.

Interest shall accrue on the outstanding Principal Amount from the dates advanced until paid in full at a simple interest rate equal to ten percent (10%) per annum (each an "Interest Payment, and collectively the "Interest Payments"), and shall be payable at the end of the term of this Note (the "Interest Date"). Upon the occurrence of an Event of Default (as defined below), interest shall accrue on the outstanding Principal Amount at a rate of fifteen percent (15%) per annum from the date of the occurrence of such Event of Default until such Event of Default is cure or waived in writing by the Note Holder as determined in its sole and absolute discretion, and shall be payable upon demand therefor by the Note Holder. All interest under this Note shall be computed on the basis of a 360-day year and the actual number of days elapsed. Each payment required or permitted in respect to this Note shall be applied first in payment of accrued and unpaid interest, whether or not then due, and then in payment of the remaining outstanding principal balance of this Note.

Subject to acceleration upon the occurrence of an Event of Default, this Note shall mature and the outstanding Principal Amount and all accrued but unpaid interest hereunder shall become due and payable in a single lump sum payment on January 15, 2017 (the "Maturity Date"), without notice or demand.

Borrower may its sole and absolute discretion voluntarily prepay the unpaid Principal Amount of this Note, in whole but not in part and without penalty, by paying to the Note Holder the sum equal to the outstanding Principal Amount being redeemed, together with any and all then accrued but unpaid interest on the outstanding Principal Amount being prepaid.

Borrower, for itself and its legal representatives, successors, and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purposes of accelerating maturity, diligence in collection, and any other condition precedent to action against Borrower for the payment hereof.

The Note Holder shall have the right, but not the obligation, to require Borrower to offset the cash payable upon an exercise by the holder of any warrants to purchase shares of Common Stock of Borrower issued to KF Business Ventures, LP, or its permitted assignee, or any of them, in each case, against the corresponding amount of outstanding indebtedness under this Note; provided, however that such offset shall not be deemed to be an exchange of securities for the purposes of Rule 144.

The occurrence of any one or more of the following events, acts or occurrences shall constitute an event of default in respect to the indebtedness evidenced by this Note and in respect to the indebtedness evidenced by any and all other notes of the Company payable to Lender, and each of them (each an "Event of Default"): (a) Borrower fails to pay in full the entire outstanding principal balance of this Note and all then-accrued unpaid interest thereon on the Maturity Date, time being of the essence thereof, without notice or demand therefor, or fails to pay in full any other sum under the this Note, or any of them, within five (5) business days after the same first becomes due and payable thereunder, or fails to pay in full when due any other sum under any other promissory note, agreement or document evidencing, securing or otherwise pertaining to indebtedness evidenced by any and all other notes of the Company payable to Lender, (ii) Borrower shall breach or fail to perform, comply with or observe, or shall be in default  under,  any of its other obligations, terms, covenants or conditions on its part to be performed, complied with and observed under this Note or any other promissory note, agreement or document evidencing, securing or otherwise pertaining to indebtedness evidenced by any and all  other  notes of the Company payable to Lender, or any of them, in any material respect, (iv) any representation or warranty made by Borrower in this Note or any other promissory note, agreement or document evidencing, securing or otherwise pertaining to indebtedness evidenced by any and all other notes of the Company payable to Lender, or any of them, or any other agreement or instrument delivered in connection herewith, or any of them, was not true and correct in all material respects when made, (v) Rasmus Norling, Mitch Miller and Anders Aasen, or any of them, defaults, breaches or otherwise fails to perform or observe any of their respective obligations, terms or conditions under the Waiver and Release of such party in favor of the Company dated on or about the date hereof, revokes, repudiates or asserts the invalidity of any term or condition thereof or otherwise takes any action inconsistent therewith, in each instance without the prior written consent of Lender in its sole and absolute discretion, (vi) there shall be commenced against Borrower an involuntary case seeking the liquidation  or  reorganization under Title 11 of the United States Code (11 U.S.C. Section 101 et seq. as amended from time to time) or an involuntary case or proceeding seeking the appointment of a receiver, custodian, trustee or similar official for it, or to take possession of all or a substantial portion of its property or to operate all or a substantial portion of its business, and any of the following events occur: (a) Borrower consents to such involuntary case or proceeding or fails to diligently contest it in good faith; (b) the petition commencing the involuntary case or proceeding is not timely controverted; (c) the petition commencing the involuntary case or proceeding remains undismissed or unstayed for a period of sixty (60) calendar days; or (d) an order for relief shall have been issued or entered therein or a receiver, custodian, trustee or similar official appointed; or (vii) Borrower shall institute a voluntary  case  seeking  liquidation  or reorganization under  (11 U.S.C. Section 101 et seq. as amended from time to time), or shall consent thereto; or shall consent to the conversion of an involuntary case to a voluntary case; or shall file a petition, answer a complaint or otherwise institute any proceeding seeking, or shall consent or acquiesce  to the appointment of, a receiver, custodian, trustee or similar official for it, or to take possession of all or a substantial portion of its property or to operate all or a substantial portion of its business; or shall make a general assignment for the benefit of creditors; or the board of directors of Borrower (or any committee thereof) adopts any resolution  or otherwise authorizes action to approve any of the foregoing, then in each such event (y) the outstanding principal balance of this Note shall bear interest at the rate of fifteen percent (15%) per annum ("Default Interest Rate") from the date of the occurrence of the Event of Default until such Event of Default is cured or waived in writing by Lender as determined in its sole and absolute discretion, payable upon demand therefore by Lender, and (z) the entire principal balance of the this Note, together with all accrued and unpaid interest thereon, shall become immediately due and payable in full at the option of the Note Holder if as a result of an Event of Default specified in Clause (i), (ii),  (iii), (iv) or (v), or the entire principal balance of this Note, together with all accrued and unpaid interest thereon, shall become immediately due and payable in full automatically without any election, declaration or other act on the part of the Note Holder if as a result of an Event of Default specified in Clause (vi) or (vii) above, without notice or demand whatsoever except as otherwise required by applicable law.

In order to induce the Lender to make the loans to Borrower evidenced by this Note, Borrower hereby represents and warrants to the Note Holder (a) by reason of its own business and financial experience, Borrower and Lender could reasonably be assumed to have the  capacity to protect its own interests in connection with the transactions contemplated by this Note, and (b) as a consequence, that the indebtedness evidenced by this Note, including all interest thereon and other consideration therefor is exempt from the usury restrictions under California law pursuant to the exemption set for in California Corporation Code Section 2511S(b). Without limiting the effectiveness of said representations, warranties and exemptions, however, it is nevertheless the intent of Borrower and the Holder that the holder of this Note  shall never be entitled to receive, collect or apply, as interest or other consideration of any kind under this Note, any amount in excess of the maximum rate of interest permitted to be charged  by applicable law; and in the event the holder of this Note ever receives, collects or applies as interest or other consideration of any kind any such excess, such amount which would be excess interest or other consideration shall be deemed a partial prepayment of the Principal Amount and treated hereunder as such; and if the Principal Amount is paid in full, any remaining excess interest or other consideration shall be paid to Borrower forthwith upon demand.

This Note and all acts and transactions pursuant hereto shall be governed by and  construed in accordance with the laws of the State of California, without regard to principles of conflicts of laws. Borrower hereby irrevocably consent to the exclusive jurisdiction of  any federal or state court located in the County of Los Angeles, State of California, and consents that all service of process be sent by nationally recognized overnight courier service directed to Borrower at Borrower's address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier. Borrower and Lender (by acceptance of this Note) acknowledge and agree that the venue provided above is the most convenient forum for both Lender and Borrower. Borrower and Lender (by acceptance of this Note) waive any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.  BOTH PARTIES  HEREBY  KNOWINGLY, VOLUNTARILY AND INTENTIONALLY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAWS.

This Note is non-negotiable, and may not to be assigned, transferred, pledged, or hypothecated by Lender other than to an assignee controlling, controlled by or under common control of Lender without the prior written consent of Borrower, which consent shall not be unreasonably withheld.

Borrower agrees to pay all costs and expenses (including, without limitation, reasonable attorney fees) incurred or payable by Lender in enforcing each provision of this Note including, without limitation, respecting the collection of any and all amounts payable under this Note.

Borrower acknowledges that its obligations to make payments hereunder are absolute and unconditional and valid obligations of Borrower, and agrees that such payments shall not be requested to be, and shall not be, subject to any defense, setoff, or counterclaim of any kind or nature, or any other action similar to the foregoing, provided that nothing contained herein shall preclude any separate proceeding by Borrower against Lender so long as such proceeding does not in any manner relate to or otherwise impair the payment or the collection of the amounts due hereunder in accordance with the terms of this Note. Borrower further represents that this Note has received all necessary approvals and is a valid and binding corporate act.

No amendment, modification, rescission, waiver, consent, forbearance, or release of any provision of this Note shall be valid or binding unless made in writing and executed by a duly authorized representative of Borrower and Lender. No consent or waiver, express or implied, by Lender to the breach by Borrower in the performance by it of any of its obligations hereunder shall be deemed or construed to be a consent to or waiver of the further breach in the  performance of the same or any other obligation of Borrower hereunder. Failure on the part of Lender to complain of the act or failure to act by Borrower or to declare Borrower in breach, irrespective of how long such failure continues, shall not constitute a waiver by Lender of any of its rights hereunder.

IN WITNESS WHEREOF, Borrower has executed and delivered this Promissory Note on the date first above written.

TRITON EMISSION SOLUTIONS INC.

By: /s/ Anders Aasen

Name: Anders Aasen

Title: CEO

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